UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Execution of Ancillary Agreements

As previously disclosed, on August 7, 2018, Inpixon (“Inpixon”) entered into a Separation and Distribution Agreement with Sysorex, Inc. pursuant to which the IT solutions and professional services business would be transferred to Sysorex and the indoor positioning analytics business would be transferred to Inpixon (the “Separation”) and Inpixon would distribution 100% of the outstanding common stock, par value $0.00001 per share, of Sysorex (the “Distribution”) to Inpixon’s common stockholders of record, together with holders of Inpixon’s Series 4 Convertible Preferred Stock and certain holders of Inpixon warrants, as of the close of business on August 21, 2018 (the “Record Date”). Pursuant to Amendment No. 1 to the Separation and Distribution Agreement, which is described below, the Distribution was effective at 4:01 p.m., Eastern Time, on August 31, 2018 (the “Effective Date”).

On the Effective Date, Inpixon and Sysorex entered into a Transition Services Agreement, a Tax Matters Agreement, an Employee Matters Agreement and an Assignment and Assumption Agreement (the “Ancillary Agreements”). The Ancillary Agreements govern the relationship of the parties following the Distribution.

A summary of the material terms of the Transition Services Agreement, the Tax Matters Agreement and the Employee Matters Agreement can be found in the section titled “Relationship with Inpixon Following Separation and Distribution” in Sysorex’s Information Statement, dated August 17, 2018 (the “Information Statement”), which was included as Exhibit 99.1 to Sysorex’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2018. This summary is incorporated by reference into this Item 1.01 as if restated in full. This summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement and Employee Matters Agreement which are included with this report as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, each of which is incorporated herein by reference. The Assignment and Assumption Agreement is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. Through the Assignment and Assumption Agreement, Inpixon and Sysorex assigned to each other, as applicable, the Sysorex Assets and the Inpixon Assets and assumed, as applicable, the Sysorex Liabilities and the Inpixon Liabilities.

In addition, prior to and in connection with the Separation, Inpixon contributed $2 million in existing cash to Sysorex for working capital needs and other general corporate purposes including the satisfaction of certain outstanding payables.

Amendment No. 1 to Separation and Distribution Agreement

On the Effective Date, Inpixon and Sysorex executed Amendment No. 1 to Separation and Distribution Agreement changing the definition of “Effective Time” from 12:01 a.m., Eastern standard time, on the Distribution Date (as defined in the Separation and Distribution Agreement) to 4:01 p.m., Eastern standard time, on the Distribution Date.

The description of Amendment No. 1 to Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms of that agreement, which is included as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Amendment to Payplant Client Agreement

On the Effective Date, Inpixon, together with Sysorex and its wholly-owned subsidiary, Sysorex Government Services, Inc. (“SGS”), and Payplant LLC, executed Amendment 1 to Payplant Client Agreement (the “Amendment”). Pursuant to the Amendment, Sysorex and SGS are no longer parties to the Payplant Client Agreement, originally entered into on August 14, 2017, and have been released from any and all obligations and liabilities arising under the Payplant Client Agreement, whether such obligations and liabilities were in existence prior to or on the date of the Amendment or arise after the date of the Amendment.

This summary is qualified in its entirety by reference to Amendment 1 to Payplant Client Agreement which is included with this report as Exhibit 10.6 and is incorporated herein by reference.

Standstill Agreement

On August 30, 2018, Inpixon entered into a Standstill Agreement with Chicago Venture Partners, L.P. (the “Lender”). Pursuant to the Standstill Agreement, the Lender has agreed that its right to redeem all or any portion of the Convertible Promissory Note dated November 17, 2017 in the principal amount of $1,745,000.00 (the “Note”) will not commence until the date that is the earlier of (i) 12 months after the purchase price date, and (b) five trading days following receipt of approval from Inpixon’s stockholders, as may be required in accordance with applicable Nasdaq Listing Rules, to amend the terms of the Note to modify the Conversion Price and the Minimum Redemption Price, as those terms are defined in the Note, on terms that are acceptable to the Lender. The Standstill Agreement also extends the maturity date of the Note to December 31, 2018. Inpixon paid the Lender $75,000 as consideration for the Lender’s consent to enter into the Standstill Agreement.

This summary is qualified in its entirety by reference to the Standstill Agreement which is included with this report as Exhibit 10.7 and is incorporated herein by reference.

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On the Effective Date, Inpixon effected the Distribution and completed the Separation of Sysorex from Inpixon. Sysorex is now an independent public company. Sysorex expects that its common stock will be traded on the OTC Markets as of September 4, 2018 under the symbol “SYSX.” The Distribution was made to Inpixon common stockholders together with holders of Inpixon’s Series 4 Convertible Preferred Stock and certain holders of Inpixon warrants as of the Record Date, each of whom received one share of Sysorex common stock for every three shares of Inpixon common stock held (or entitled to be held pursuant to their rights as holders of Series 4 Convertible Preferred Stock or warrants) as of the Record Date.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, Sysorex assigned to Inpixon the Employment Agreement, effective November 7, 2016, pursuant to which Soumya Das has been employed. Mr. Das has been the Chief Marketing Officer of Inpixon since November 2016 and was appointed Chief Operating Officer in February 2018. A summary of Mr. Das’ Employment Agreement can be found in Inpixon’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission on March 27, 2018, under the section titled “Item 11. Executive Compensation – Employment Agreements and Arrangements.” This summary is incorporated by reference into this Item 5.02. As part of the assignment of the Employment Agreement, Sysorex, Inpixon and Mr. Das executed an amendment to the Employment Agreement (the “Amendment”). A copy of the Amendment is attached hereto as Exhibit 10.8 and incorporated by reference into this Item 5.02.

Item 7.01. Regulation FD Disclosure.

On September 4, 2018, Inpixon issued a press release announcing the completion of the Separation and Distribution. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement dated August 7, 2018 between Inpixon and Sysorex, Inc.
10.1	Transition Services Agreement dated August 31, 2018 between Inpixon and Sysorex, Inc.
10.2	Tax Matters Agreement dated August 31, 2018 between Inpixon and Sysorex, Inc.
10.3	Employee Matters Agreement dated August 31, 2018 between Inpixon and Sysorex, Inc.
10.4	Assignment and Assumption Agreement dated August 31, 2018 between members of the Inpixon Group and members of the Sysorex Group.
10.5	Amendment No. 1 to Separation and Distribution Agreement dated August 31, 2018 between Inpixon and Sysorex, Inc.
10.6	Amendment 1 to Payplant Client Agreement dated August 31, 2018 between Inpixon, Sysorex, Inc. Sysorex Government Services, Inc. and Payplant LLC.
10.7	Standstill Agreement between Inpixon and Chicago Venture Partners, L.P.
10.8	Amendment to Employment Agreement dated August 31, 2018 among Inpixon, Sysorex, Inc. and Soumya Das.
99.1	Press release issued September 4, 2018

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement dated August 7, 2018 between Inpixon and Sysorex, Inc. (1)
10.1	Transition Services Agreement dated August 31, 2018 between Inpixon and Sysorex, Inc. (2)
10.2	Tax Matters Agreement dated August 31, 2018 between Inpixon and Sysorex, Inc. (2)
10.3	Employee Matters Agreement dated August 31, 2018 between Inpixon and Sysorex, Inc. (2)
10.4	Assignment and Assumption Agreement dated August 31, 2018 between members of the Inpixon Group and members of the Sysorex Group. (2)
10.5	Amendment No. 1 to Separation and Distribution Agreement dated August 31, 2018 between Inpixon and Sysorex, Inc. (2)
10.6	Amendment 1 to Payplant Client Agreement dated August 31, 2018 between Inpixon, Sysorex, Inc. Sysorex Government Services, Inc. and Payplant LLC. (2)
10.7	Standstill Agreement between Inpixon and Chicago Venture Partners, L.P. (4)
10.8	Amendment to Employment Agreement dated August 31, 2018 among Inpixon, Sysorex, Inc. and Soumya Das. (4)
99.1	Press release issued September 4, 2018 (3)

(1)	Incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 filed by Inpixon with the Securities and Exchange Commission on August 13, 2018.
(2)	Incorporated by reference to the Current Report on Form 8-K filed by Sysorex, Inc. with the Securities and Exchange Commission on September 4, 2018.
(3)	Furnished herewith.
(4)	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: September 4, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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